UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2015

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11605 North Community House Road, Suite 600, Charlotte, NC 28277
(Address of principal executive offices)

704-501-1100

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFS 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operations and Financial Condition.

On January 19, 2015, Carlisle Companies Incorporated (“the “Company”) issued a press release announcing selected preliminary unaudited financial information for the quarter and year ended December 31, 2014 (the “Preliminary Results Press Release”).

The Company has not finalized its financial statement closing process for the fourth quarter of fiscal year 2014.  As a result, the information in the Preliminary Results Press Release is preliminary and based upon information available to the Company as of the date of the Preliminary Results Press Release.  Items may be identified during the Company’s close process that will require the Company to make adjustments.  As a result, the estimates included in the Preliminary Results Press Release are subject to risks and uncertainties, including possible adjustments to preliminary operating results.

The information being furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01  Financial Statements and Exhibits.

(d)             Exhibit 99.1                     Carlisle Companies Incorporated’s Press Release dated January 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 19, 2015		CARLISLE COMPANIES INCORPORATED

	By:	/s/ Steven J. Ford
Steven J. Ford, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Carlisle Companies Incorporated’s Press Release dated January 19, 2015